UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2013

Walter Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13711	13-3429953
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

3000 Riverchase Galleria, Suite 1700

Birmingham, Alabama 35244

(205) 745-2000

(Registrant’s address, including zip code, and telephone number, including area code, of principal executive offices)

N/A

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07          Submission of Matters to a Vote of Security Holders.

On April 25, 2013, Walter Energy, Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders (the “2013 Annual Meeting”), at which the Company’s stockholders voted on the following three proposals:

1.                                      To elect ten director nominees to the Board of Directors (“Proposal 1”);

2.                                      To approve, in a non-binding, advisory vote, the compensation of the Company’s named executive officers (“Proposal 2”); and

3.                                      To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2013 (“Proposal 3”).

As disclosed in the Company’s definitive proxy statement filed on March 8, 2013 for the 2013 Annual Meeting (as amended and supplemented, the “Proxy Statement”), Audley Capital Advisors LLP (together with its affiliates and related parties, “Audley”), nominated a slate of five director nominees to serve in lieu of five of the Company’s ten director nominees.

A final voting report was provided by IVS Associates, Inc. (“IVS”), the independent inspector of election for the 2013 Annual Meeting.

The final voting totals were as follows:

Proposal 1 — Election of Directors. The following ten director nominees were elected as directors for terms expiring at the Company’s next Annual Meeting of Stockholders, or until his or her successor has been duly elected and qualified: David R. Beatty, Mary R. Henderson, Jerry W. Kolb, Patrick A. Kriegshauser, Joseph B. Leonard, Graham Mascall, Bernard G. Rethore, Walter J. Scheller, III, Michael T. Tokarz, and A.J. Wagner. These nominees represented the Board’s entire slate of nominees.

The final voting results from the 2013 Annual Meeting as reported by IVS are provided below. In addition, there were 1,412,452 broker non-votes for Proposal 1.

Name of Nominee	Shares Voted For	Shares Withheld
David R. Beatty	46,747,811	1,736,756
Mary R. Henderson	46,743,870	1,740,697
Jerry W. Kolb	39,964,023	610,576
Patrick A. Kriegshauser	46,764,636	1,719,931
Joseph B. Leonard	34,347,914	2,052,690
Graham Mascall	46,745,295	1,739,272
Bernard G. Rethore	34,232,064	6,342,535
Walter J. Scheller, III	46,559,282	1,925,285
Michael T. Tokarz	36,799,037	3,775,562
A.J. Wagner	39,989,230	585,369
Edward G. Scholtz (Audley nominee)	7,601,919	308,049
Mark H. Lochtenberg (Audley nominee)	7,600,619	309,349
Robert H. Stan (Audley nominee)	7,603,619	306,349
Lawrence M. Clark, Jr. (Audley nominee)	11,778,914	305,049
Julian A. Treger (Audley nominee)	7,605,569	304,399

Proposal 2 — Advisory Vote on Executive Compensation. The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement. There were 1,412,458 broker non-votes for Proposal 2.

Shares Voted For	Shares Voted Against	Abstentions
42,846,473	4,360,871	1,277,217

Proposal 3 — Ratification of Independent Auditors. The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. There were no broker non-votes for Proposal 3.

Shares Voted For	Shares Voted Against	Abstentions
49,245,459	254,767	396,793

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER ENERGY, INC.

Date: April 30, 2013	By:	/s/ Earl H. Doppelt
Earl H. Doppelt, Senior Vice President
General Counsel and Secretary